WBI BullBear Global Income ETF

Schedule of Investments

March 31, 2021 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS - 99.0%
61,396	iShares 0-5 Year High Yield Corporate Bond ETF	$2,812,551
350,937	iShares Broad USD High Yield Corporate Bond ETF	14,455,095
106,804	SPDR Bloomberg Barclays Short-Term High Yield Bond ETF	2,918,953
457,957	VanEck Vectors Fallen Angel High Yield Bond ETF	14,622,567
351,541	Xtrackers USD High Yield Corporate Bond ETF +	17,573,535

	TOTAL EXCHANGE TRADED FUNDS (Cost $50,027,748)	52,382,701

Shares/Amount	Security Description	Value
	SHORT TERM INVESTMENTS - 1.1%
601,677	U.S. Bank Money Market Deposit Account, 0.00% (c)	601,677

	TOTAL SHORT TERM INVESTMENTS (Cost $601,677)	601,677

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 32.2%
17,032,113	Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (a)(b)	17,032,113

	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $17,032,113)	17,032,113

	TOTAL INVESTMENTS - 132.3% (Cost $67,661,538)	70,016,491
	Liabilities in Excess of Other Assets - (32.3)%	(17,076,890)

	NET ASSETS - 100.0%	$52,939,601

+	All or portion of this security is on loan as of March 31, 2021. Total value of securities on loan is $16,694,810.
(a)	The rate quoted is the annualized seven-day yield as of March 31, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.